                                      ASSIGNMENT

          WHEREAS, I, Matthew B. Jore a citizen of the United States of America, and residing at Ronan, Montana, hereinafter referred to as the Inventor, have invented certain new and useful improvements in a


                            "REVERSIBLE DRILL/DRIVER TOOL"

for which an application for Letters Patent of the United States was filed on May 2, 1994, receiving the Serial No. 08/236992.

          NOW, THEREFORE, to all whom it may concern, as of January 1, 1999, be it known that the Inventor, for and in consideration of the sum of $1.00 (one dollar) and other valuable considerations in hand paid to the Inventor by Jore Corporation, a corporation organized under the laws of the State of Montana, having a place of business at 45000 Highway 93 South, Ronan, Montana 59864, hereinafter referred to as the Assignee, the receipt of all of which considerations is hereby acknowledged, hereby sells, assigns and transfers unto the Assignee, its successors and assigns, the entire right, title and interest in and to said application, all the claimable subject matter thereof, any United States letters patent granted thereon or for said subject matter or any part of it, and any division, continuation, continuation-in-part, extension or re-issue of said application or of any such letters patent, together with all rights to obtain letters patent for said subject matter or any part of it in countries foreign to the United States and the entire interest in such foreign letters patent, including, but not limited to the following:


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a)   United States Patent No. 5,470,180 issued November 28, 1995;

b)   United States Patent No. 5,779,404, issued July 14, 1998;

c) European patent application filed on May 2, 1995, receiving Serial No. 95302979;

d) Japanese patent application filed on May 2, 1995, receiving Serial No. 7-132905;

e)   Canadian patent application filed on May 10, 1996, receiving Serial No.
     2176325

f) European patent application filed on May 10, 1996, receiving Serial No. 96303264.4;

g) Australian patent application filed on May 10, 1996, receiving Serial No. 52222/96;

h) Hong Kong patent application filed on March 19, 1998, receiving Serial No. 98102346.0;

i) Hong Kong patent application filed on March 19, 1998, receiving Serial No. 98102345.1

j) United States patent application for "Quick-Connector" filed on July 8, 1998, receiving Serial No. 09/111568; and

k) United States patent application for "Reversible Drill Driver" filed on July 8, 1998, receiving Serial No. 09/111,814.

     AND, the Inventor hereby covenants with the Assignee, its successors and assigns:

          (1) That the Inventor will communicate to it or them all facts known to the Inventor pertaining to said subject matter and will, whenever requested by it or them, give any and all lawful testimony and execute any and all patent applications, assignments or other documents that may be deemed by it or them necessary or desirable in order to obtain, maintain or enforce letters patent for said subject matter or any part of it in the United States or in any country foreign to the United States, or in order to vest title to any such application or letters patent in the Assignee or its successors, assigns or nominees; and

          (2) That the Inventor has the full right to convey the rights and property herein


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assigned and has made no subsisting license, assignment or other conveyance of right in or of the same to any person or party other than Assignee.

Signed at Ronan, MT
this 12th day of April, 1999

                                                  /s/ Matthew B. Jore
                                                  -------------------------
                                                  Matthew B. Jore

STATE OF MONTANA    )
                    )
COUNTY OF Lake      )

          On this 12th day of April, 1999, before me personally appeared to me known and known to me to be the person described in and who executed the foregoing instrument, who duly acknowledged the same to be his free act and deed.

SEAL

                                        /s/ Stephanie A. McClure
                                        ---------------------------------
                                        Notary Public or U.S. Vice-Consul

                                        Residing at: Ronan, MT
                                        Commission Expires: September 2002